UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2015

TRANSOCEAN PARTNERS LLC
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36584	66-0818288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Deepwater House Kingswells Causeway Prime Four Business Park Aberdeen Scotland United Kingdom	AB15 8PU
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +44 1224 945 100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure
On May 20, 2015, members of Transocean Partners LLC's (the “Company”) management intend to attend the 2015 MLP Investor Conference (the “MLP Investor Conference”) to be hosted by the National Association of Publicly Traded Partnerships (“NAPTP”) from May 20, 2015 to May 22, 2015, and may distribute certain materials regarding the Company at such conference to certain investors and other conference attendees. A form of these presentation materials is available on the Company’s website at http://www.transoceanpartners.com/investor-relations/news/presentations/default.aspx and is furnished as Exhibit 99.1 to this report.

The information in this Form 8-K provided under Item 7.01 includes “forward-looking statements.” All statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, except as required by law.

The information set forth in this Item 7.01 is furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

The exhibit to this report furnished pursuant to item 7.01 is as follows:

Exhibit No.	Description

99.1	Presentation materials distributed by Transocean Partners LLC at the 2015 MLP Investor Conference, May 20, 2015 - May 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN PARTNERS LLC

Date: May 20, 2015	By	/s/ Raoul F. Dias
Raoul F. Dias
Authorized Person

Index to Exhibits

Exhibit
Number        Description

99.1	Presentation materials distributed by Transocean Partners LLC at the 2015 MLP Investor Conference, May 20, 2015 - May 22, 2015